UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2014


                              NORSTRA ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    333-181042                  27-0833279
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

2860 Exchange Blvd., Suite 400, South Lake, Texas                  76092
    (Address of principal executive offices)                     (Zip Code)

                                 (888) 474-8077
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

January 16, 2014, we entered into a farmout and option agreement between our company and Super Nova Minerals Corp., a British Columbia based resource exploration and production company, in relation to our option to acquire a 100% working interest our Milford Colony oil & gas leases located in the county of Lewis and Clark, Montana,

Pursuant to the Agreement, we have granted to Super Nova the option earn an 80% working interest in the Milford Colony project. Super Nova will have the ability to earn an 80% working interest in Norstra's entire Milford Colony project which covers roughly 10,000 acres.

Under the terms of the agreement, the entire project is divided among three "blocks" which are to be earned by Super Nova by paying for and drilling a single vertical well on each of these blocks, to first evaluate for shallower natural gas formations, then continue to an approximate depth of roughly 8,900 feet to evaluate the Bakken oil formation. After details are revealed about the formation and its potential, the project operator in conjunction with Norstra and Super Nova may elect to then undertake additional development such as horizontal well legs and fracking programs.

Details of the timeline and investment obligation by Super Nova to earn the three blocks are as follows:

1) Block #1 - Super Nova may earn an 80% Working Interest and a 64.4% Net Revenue Interest if:

     a) $25,000 is paid to Norstra within 30 days from signing the agreement, and;
     b) $15,000 is paid to Norstra 60 days from this agreement, and every month thereafter for 9 months, with a balloon payment occurring on the 365th day or before for $210,000, and;
     c) $1,015,000 is paid to Norstra to drill and evaluate the Bakken formation within 12 months.

2) Block #2 & #3 - Super Nova may earn an 80% Working Interest and a 67.2% Net Revenue Interest if:

     a) $1,015,000 is paid to Norstra within 240 days of the completion of the well on block #1 to be used in drilling a Bakken targeted well on block #2; and
     b) $1,015,000 is paid to Norstra within 240 days of the completion of the well on block #2 to be used in drilling a Bakken targeted well on block #3.

As at the date of this report the initial payment of $25,000 from Super Nova has been received.

If Super Nova exercises its options pursuant to the Farmout Agreement, Norstra will be carried through the project owning a 20% working interest, without any further obligations of contributing capital towards the drilling of any oil and or natural gas wells. Norstra will remain in control of managing the project's technical decisions in conjunction with our operator Black Gold, LLC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Farmout Agreement with Super Nova Minerals Corp. dated January 16, 2014.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORSTRA ENERGY, INC.


/s/Glen Landry
------------------------------
Glen Landry
President and Director
Date: March 5, 2014

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